Note 6- Income Taxes (Details) - Schedule of Components of Deferred Income Taxes - USD ($)	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Deferred Tax Asset:
Net Operating Loss	$ 9,307,000	$ 7,919,000	$ 7,919,000	$ 3,259,000
Other	628,000	1,150,000	1,150,000	59,000
Total Deferred Tax Asset	9,935,000	9,069,000	9,069,000	3,318,000
Less Valuation Allowance	9,935,000	9,069,000	9,069,000	3,318,000
Net Deferred Income Taxes	$ 0	$ 0	$ 0	$ 0